Capital Lease Obligations	6 Months Ended
Jun. 30, 2021
Capital Lease Obligations [Abstract]
Capital Lease Obligations
6.	CAPITAL LEASE OBLIGATIONS
The Company enters into
non-cancellable
capital lease agreements with third parties, bearing interest at rates ranging from 4.1% to 12.1%, and expiring through the year 2025. The assets and liabilities under the capital leases are recorded at the present value of the minimum lease payments. The assets are depreciated on a straight-line basis over the shorter of the lease term or the estimated useful lives. The assets under capital leases are included in the accompanying condensed consolidated balance sheets as property and equipment, net, with a gross asset value of $4.8 million and $4.2 million, and accumulated depreciation of $1.6 million and $1.5 million, as of June 30, 2021 and December 31, 2020, respectively. The depreciation of capital leases is included in depreciation and amortization.
Future minimum lease payments under the capital leases as of June 30, 2021 are due as noted below:

Year ending December 31,	Amount (in thousands)
Remainder of 2021	$601
2022	1,110
2023	778
2024	472
2025	36

Total minimum lease payments	2,997
Less: amount representing interest	(352)

2,645
Less: current maturities	(978)

Total	$1,667

Future minimum lease payments under the capital leases as of December 31, 2020 are due as noted below:

Year ending December 31,	Amount (in thousands)
2021	$1,038
2022	919
2023	586
2024	271

Total minimum lease payments	2,814
Less: amount representing interest	(358)

2,456
Less: current maturities	(876)

$1,580